UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 4, 2015

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-6089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 4, 2015, H&R Block, Inc. (the “Company”) and certain of its subsidiaries received regulatory approvals for the previously announced sale of certain assets and liabilities, including all of the deposit liabilities, of H&R Block Bank, a federal savings bank (“HRB Bank”), to BofI Federal Bank, a federal savings bank (“BofI”), as described further in Item 8.01 below.
Additionally, the Company and BofI have agreed to revise certain of the transaction agreements, as described further in Item 1.01 below.
Item 1.01.    Entry into a Material Definitive Agreement.
As described in the Current Report on Form 8-K filed by the Company on April 10, 2014: (i) HRB Bank, Block Financial LLC, a Delaware limited liability company and the sole shareholder of HRB Bank (“Block Financial”), and BofI entered into a Purchase and Assumption Agreement (the “P&A Agreement”) pursuant to which HRB Bank will transfer certain assets and liabilities, including all of HRB Bank’s deposit liabilities, to BofI (the “P&A Transaction”); and (ii) the P&A Agreement included as an exhibit a form of the Program Management Agreement (“PMA”), which will be executed and become effective upon the closing of the P&A Transaction. Subsequent to its initial execution, the P&A Agreement was amended, as described in the Current Reports on Form 8-K filed by the Company on October 23, 2014 and on February 13, 2015.
On August 5, 2015, following receipt of regulatory approvals, HRB Bank, Block Financial and BofI entered into an Amended and Restated Purchase and Assumption Agreement (the “Amended and Restated P&A Agreement”) to:

▪	in Section 3.01, change the closing date to September 30, 2015, or such earlier date as the parties may mutually agree upon;

▪	in Section 9.01, provide that any party may terminate the agreement at any time after October 1, 2015 if the closing has not occurred on or prior to that date;

▪	attached as Exhibit G, a revised form of the PMA; and

▪	make other minor changes to definitions, update schedules, and change dates from 2014 to 2015.

The Company also negotiated with BofI a revised form of the PMA, a previous form of which was attached as Exhibit 10.2 to the Form 8-K filed by the Company on April 10, 2014, to:

▪	in Section 14.1, set the termination date to June 30, 2022, to retain a full seven year term as the parties originally intended;

▪	in Section 14.3(a), remove the one-time right of the Company to terminate the PMA early on June 30, 2017;

▪	add new Section 2.18, providing for the Company to pay BofI an annual program fee;

▪	add a new Section 6.4, addressing cross marketing of BofI’s individual retirement accounts, as further described therein;

▪	add a new Section 6.5, addressing cross marketing of BofI’s residential mortgage loans, as further described therein; and

▪	add definitions and make other clarifications and less significant changes, as set forth in the revised form of the PMA

The obligations of the parties to complete the P&A Transaction and the other transactions discussed herein remain subject to the fulfillment of additional closing conditions, including, but not limited to: (i) receipt of required third party consents; and (ii) the execution and delivery of the PMA and all other ancillary agreements described in the Current Report on Form 8-K filed by the Company on April 10, 2014 and contemplated under the Amended and Restated P&A Agreement described in this Current Report on Form 8-K.
Even though the parties have received the regulatory approvals described in Item 8.01 below, the Company cannot be certain when or if all the other conditions to, and other components of, the P&A Transaction will be satisfied, or whether the P&A Transaction will be completed. Furthermore, there may be additional changes to the terms and conditions of the Amended and Restated P&A Agreement, the form of the PMA, or other related agreements between now and the completion of the P&A Transaction.
Copies of the Amended and Restated P&A Agreement and the revised form of the PMA are furnished as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.
Item 8.01.    Other Events.
As of August 4, 2015: (i) HRB Bank and BofI have each received regulatory approval to close the P&A Transaction from the OCC; (ii) HRB Bank and Block Financial have received regulatory approvals from the OCC for the related conversion of HRB Bank from a federal savings bank to a national bank (the “Conversion”) and the merger of the converted national bank with and into Block Financial (the “Affiliate Merger”); and (iii) the Company, H&R Block Group, Inc., and Block Financial (collectively, the “Block Holding Companies”), which directly or indirectly own HRB Bank, have received regulatory notification from the Board of Governors of the Federal Reserve System (the “Federal Reserve”) waiving the application and filing requirements under section 3(a)(1) of the Bank Holding Company Act of 1956 (as amended, the “BHC Act”) and confirming that no notification is required from the Block Holding Companies under Section 4 of the BHC Act.
The Company expects that the Federal Reserve will approve the Company’s pending application to deregister the Block Holding Companies as savings and loan holding companies (“SLHCs”) under the Home Owners Loan Act promptly after all of the following have occurred: (i) the Company closes the Conversion, the P&A Transaction and the Affiliate Merger; (ii) the Company certifies to the Federal Reserve that such transactions have closed and the Block Holding Companies do not own a bank and are not engaged in banking; (iii) the FDIC formally terminates the deposit insurance of HRB Bank; and (iv) HRB Bank surrenders its charter to the OCC. Based upon discussions with the Federal Reserve, the Company expects that deregistration as an SLHC will occur shortly after the closing of the P&A Transaction.
The P&A Transaction and related transactions are now scheduled to close on September 30, 2015 (or such earlier date as the parties may mutually agree), subject to the satisfaction of all remaining closing conditions.
On August 5, 2015, the Company issued a press release discussing the parties’ receipt of certain regulatory approvals related to the P&A Transaction and announcing that the Company will hold a conference call for analysts, institutional investors, and shareholders at 10:00 a.m. Eastern time on August 5, 2015. During the conference call the Company will discuss developments regarding the P&A Transaction and related matters.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8‑K.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits
Exhibit Number    Description

10.1	Amended and Restated Purchase and Assumption Agreement, dated August 5, 2015, by and among H&R Block Bank, Block Financial LLC, and BofI Federal Bank

10.2    Revised form of Program Management Agreement

99.1    Press Release issued August 5, 2015

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: August 5, 2015	By: /s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary

EXHIBIT INDEX

Exhibit 10.1	Amended and Restated Purchase and Assumption Agreement, dated August 5, 2015, by and among H&R Block Bank, Block Financial LLC, and BofI Federal Bank
Exhibit 10.2	Revised form of Program Management Agreement
Exhibit 99.1	Press Release issued August 5, 2015